                                                                    Exhibit 99.2

GUAR GLOBAL LTD.

PRO-FORMA COMBINED FINANCIAL STATEMENTS

                                GUAR GLOBAL LTD.

INTRODUCTION AND BASIS OF PRESENTATION
FOR PRO FORMA COMBINED FINANCIAL STATEMENTS

The  following  pro  forma  combined  financial  statements  give  effect to the acquisition of Pure Guar India Private Limited. (called "Target") by Guar Global
Ltd. (called "Guar").

By Stock  Purchase  Agreement  dated July 31, 2013,  Guar, a public  corporation incorporated  in Nevada on May 29,  2007,  acquired  99.99%  of the  issued  and outstanding  shares of Target,  a private  corporation  incorporated in India on
February 19, 2013, in exchange for $1,692.43 (the "Exchange").

The following unaudited pro forma combined financial statements are presented to illustrate  the  estimated  effects of the  Exchange.  The  following  pro forma combined  balance sheet includes the balance sheets of Guar as of April 30, 2013 and Target as of May 31, 2013, as if the  acquisition of Target occurred on that date.

The pro forma combined balance sheet and statement of operations  should be read in conjunction with the separate  historical  audited  financial  statements for both Guar and Target, appearing elsewhere, as follows:

     (i)  for Guar, financial statements for the period ended April 30, 2013 and
          2012, as filed recently in Form 10Q;

     (ii) for Target, audited financial statements for the period from inception
          (February 19, 2013) to May 31, 2013

The  fiscal  year ends of Guar is July 31 and  Target  is May 31.  The pro forma balance  sheet  and  earnings  (loss)  per  share  data of Guar and  Target  are indicative of its combined financial position,  had the acquisition  occurred on
May 31, 2013 for the combined balance sheet and the unaudited pro forma combined statements  of  operations  assumes  that the Exchange  was  consummated  at the beginning of the period presented.
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GUAR GLOBAL LTD.
PRO FORMA COMBINED BALANCE SHEET

                                                                                       Pro-Forma        Pro-Forma
                                                    Guar            Target            Adjustments        Combined
                                                 ----------       ----------          -----------       ----------
                                                  April 30,         May 31,              May 31,          May 31,
                                                    2013             2013                 2013             2013
                                                 ----------       ----------           ----------       ----------
                                                 (Note 2-A)       (Note 2-B)            (Note 2)

ASSETS

CURRENT ASSETS
  Cash and cash equivalents                      $  135,101       $    1,915    (C)    $   (2,000)      $    2,341
                                                                                (D)      (132,675)
  Prepaid expenses                                    2,405               --                                 2,405
  Prepaid agricultural costs                             --           11,453                                11,453
  Prepaid harvest                                        --           32,030                                32,030
  Prepaid land lease                                     --           68,634                                68,634
  Cultivation                                            --            1,125                                 1,125
                                                 ----------       ----------           ----------       ----------
                                                 $  137,506       $  115,157           $ (134,675)      $  117,988
                                                 ==========       ==========           ==========       ==========

LIABILITIES

CURRENT LIABILITIES
  Accounts payable and accrued liabilities       $   22,768       $    1,125           $       --       $   23,893
  Interest payable                                   11,918               --                   --           11,918
  Convertible notes payable                         445,000               --                   --          445,000
  Due to related party                               76,815               --                   --           76,815
  Advanced payable                                       --          132,675    (D)      (132,675)              --
                                                 ----------       ----------           ----------       ----------
                                                    556,501          133,800                   --          557,626
                                                 ----------       ----------           ----------       ----------
STOCKHOLDERS' DEFICIT

CAPITAL STOCK
  Authorized -
   300,000,000 common shares $0.0001 par value;
   73,200,000 issued and outstanding                  7,320            1,826    (C)        (1,826)           7,320

ADDITIONAL PAID IN CAPITAL                           41,180               --                                41,180
RETAINED EARNINGS (DEFICIT)                        (467,495)         (20,469)   (C)        20,469         (467,495)
                                                                                (C)       (20,643)         (20,643)
                                                 ----------       ----------           ----------       ----------

                                                   (418,995)         (20,469)              (2,000)        (439,638)
                                                 ----------       ----------           ----------       ----------
                                                 $  137,506       $  115,157           $ (134,675)      $  117,988
                                                 ==========       ==========           ==========       ==========

              The accompanying notes are an integral part of these
                         pro forma financial statements
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GUAR GLOBAL LTD.
PRO FORMA COMBINED STATEMENT OF OPERATIONS

                                                  Guar               Target
                                              ------------        ------------
                                              Nine Months            Period
                                               April 30,             May 31,
                                                  2013                2013             Pro Forma
                                              ------------        ------------        ------------
                                               (Note 2-A)          (Note 2-B)

Expenses and other items:
  Professional fees                           $    107,766        $         --        $    107,766
  Rent                                               1,381                  --               1,381
  Consulting fees                                   40,956                  --              40,956
  Travel                                            33,953                  --              33,953
  Website                                           35,000                  --              35,000
  Salaries                                              --               4,718               4,718
  Land lease expense                                    --              13,727              13,727
  General and administrative                         3,078               2,024               5,102
                                              ------------        ------------        ------------

Total expenses and other items                     220,134              20,469             240,603
                                              ------------        ------------        ------------

Income before income taxes                        (220,134)            (20,469)           (240,603)

Income tax                                              --                  --                  --
                                              ------------        ------------        ------------

Net Loss                                      $   (220,134)       $    (20,469)       $   (240,603)
                                              ============        ============        ============

Loss per Share - basic and diluted            $      (0.00)       $      (2.05)       $      (0.00)

Shares used in calculating basic and
 diluted loss per share                         73,200,000              10,000          73,200,000

              The accompanying notes are an integral part of these
                         pro forma financial statements
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GUAR GLOBAL LTD.
PRO FORMA CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SHARE EXCHANGE TRANSACTION

On July 31, 2013,  Guar, a public shell  company,  entered into a stock purchase agreement with Target,  a private  corporation,  whereby 99.99% of the shares of
Target were exchanged for $1,692.43.

The unaudited Pro Forma Combined Balance Sheet represents the combined financial position of Guar as of April 30, 2013 and Target as of May 31, 2013.

The  unaudited  Pro Forma  Combined  Statements  of  Operations  represents  the combined  results of operations of Guar for the nine months ended April 30, 2013 and Target for the period from inception to May 31, 2013.

NOTE 2 - PRO FORMA ADJUSTMENTS

The pro forma  adjustments to the consolidated  balance sheet give effect to the acquisition  of Target as if the  transactions  had  occurred  at the  company's respective balance sheet date of the most recent audit.

     A.   Derived  from the  balance  sheet of Guar as of April 30, 2013 and the period then ended.

     B.   Derived  from the  balance  sheet of Target as of May 31, 2013 and the period then ended.

     C.   Pro forma  adjustment  to reflect the issuance of $2,000 for 99.99% of outstanding shares of Target.

     D.   To account for the inter-company debt between Guar and Target incurred subsequent to April 30, 2013 (date of Guar pro-forma balance sheet).